UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 5, 2020

AIM IMMUNOTECH INC.

(Exact name of registrant as specified in its charter)

Delaware	001 - 27072	52-0845822
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2117 SW Highway 484, Ocala FL	34473
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (352) 448-7797

AIM ImmunoTech Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIM	NYSE American

Item 7.01. Regulation FD Disclosure.

AIM ImmunoTech Inc. (the “Company” or “AIM”) is providing this update on efforts being undertaken by Shionogi & Co. Ltd. (Shionogi”) and Japan’s National Institute of Infectious Diseases (the “NIID”) for the potential use of Ampligen as part of a COVID-19 vaccine, and the tripartite agreement between AIM, Shionogi and the NIID related to Ampligen as a potential adjuvant for an NIID COVID-19 vaccine candidate whose primary component, known as the antigen, is a protein molecule that triggers an immune response specific to the COVID-19 virus. This is created using a method known as the baculovirus-expression vector system (“BEVS”).

The Japan Agency for Medical Research and Development (“AMED”) has expressed support for efforts in Japan in a recent publication: “‘The products of BEVS have already been used in human papillomavirus vaccine and influenza HA vaccine,’ says Hideki Hasegawa, director of the NIID’s Influenza Virus Research Center, and the project’s principal investigator. ‘Through our experience of influenza vaccine studies, we know that serum IgG antibodies are not protective against viral infection in upper respiratory epithelial cells. Secretory IgA antibodies instead play an essential role in the prevention of respiratory tract infection. So our final target is a COVID-19 mucosal vaccine which induces protective secretory IgA antibody in the respiratory tract mucosa.’” (see AMED’s advertisement, which mentions AIM, “How AMED is supporting Japanese researchers tackling the novel coronavirus”, Nature Research, September 23, 2020, a copy of which is furnished herewith as Exhibit 99.1). (See also: Ichinohe J Infect Dis. 2007, Overton Vaccine 2014 and AIM PR February 11, 2020)

Like many vaccines, the NIID candidate also contains a molecule known as an adjuvant, which aims to strengthen the immune response, and reduce the amount of antigen required. The team is planning to use a TLR9 or TLR3 (Ampligen) agonist as the adjuvant, according to Hasegawa, who is also collaborating with Kyushu University and Florida-based AIM ImmunoTech Inc. for adjuvant candidates.

AIM has made two shipments of Ampligen to Japan, first to the NIID and subsequently to Shionogi directly. Shionogi stated, “On 26th Aug., Shionogi most recently received Ampligen (80 frozen vials) provided by AIM. Shionogi has continuously conducted immunogenicity tests in mice in collaboration with the National Institute of Infectious Diseases (NIID) to examine the multiple candidate antigen proteins including candidate adjuvants.”

The information in this item, including Exhibit 99.1, is “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, if and to the extent such subsequent filing specifically references the information herein as being incorporated by reference in such filing.

Cautionary Statement

This Current Report on Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Among other things, for those statements, we claim the protection of safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements set forth in this Report speak only as of the date of this Report. We do not undertake to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof. For example, according to the advertisement, the NIID candidate contains a molecule known as an adjuvant and the team is planning to use a TLR9 or TLR3 agonist. No assurance can be given that the Company’s Ampligen (a TLR3 agonist) will be chosen. In addition, significant additional testing and trials will be required to determine whether Ampligen will be effective in the treatment of COVID-19 in humans and no assurance can be given that it will be the case. Results obtained in animal models do not necessarily predict results in humans. Human clinical trials will be necessary to prove whether or not Ampligen will be efficacious in humans. No assurance can be given as to whether current or planned immuno-oncology clinical trials will be successful or yield favorable data and the trials are subject to many factors including lack of regulatory approval(s), lack of study drug, or a change in priorities at the institutions sponsoring other trials. In addition, initiation of planned clinical trials may not occur secondary to many factors including lack of regulatory approval(s) or lack of study drug. Even if these clinical trials are initiated, the Company cannot assure that the clinical studies will be successful or yield any useful data or require additional funding. Some of the world’s largest pharmaceutical companies and medical institutions are racing to find a treatment for COVID-19. Even if Ampligen proves effective in combating the virus, no assurance can be given that our actions toward proving this will be given first priority or that another treatment that eventually proves capable will not make our efforts ultimately unproductive. Operating in foreign countries carries with it a number of risks, including potential difficulties in enforcing intellectual property rights. We cannot assure that our potential foreign operations will not be adversely affected by these risks.

We note that some of the information provided in this Report is from the AMED advertisement furnished herewith as Exhibit 99.1. According to the advertisement, AMED “was established by the Japanese government in 2015 to support medical R&D in various fields, ranging from basic research to clinical trials. AMED is funding at least five research projects related to COVID-19.” The advertisement states: “As the world struggles to adjust to a new normal with the novel coronavirus, researchers around the globe are working to end the pandemic. In Japan, AMED is supporting scientists to contribute to the international effort to develop a vaccine, as well as drugs to treat COVID-19, the disease caused by severe acute respiratory syndrome coronavirus 2 (SARS-CoV-2).”

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

99.1	AMED’s advertisement, “How AMED is supporting Japanese researchers tackling the novel coronavirus”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIM IMMUNOTECH INC.

October 5, 2020	By:	/s/ Thomas K. Equels
Thomas K. Equels, CEO